SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OF 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 13, 2003

Central Garden & Pet Company
(Exact name of registrant as specified in its charter)

Delaware	0-20242	68-0275553
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3697 Mt. Diablo Boulevard, Lafayette, California	94549
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (925) 283-4573

Inapplicable
(Former name or former address if changed since last report)

Item 5.    Other Events

On January 13, 2003, Central Garden & Pet Company issued a press release announcing that it is proposing to offer in a private placement $150,000,000 aggregate principal amount of Senior Subordinated Notes. A copy of the press release is filed as Exhibit 99.1 hereto.

Item 7.    Financial Statement and Exhibits

(a)    Not applicable

(b)    Not applicable

(c)    Exhibits

Number	Exhibit

99.1	Press Release dated January 13, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL GARDEN & PET COMPANY
By:	/s/ STUART W. BOOTH
Stuart W. Booth
Vice President Finance and Chief Financial Officer

Dated: January 13, 2003

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